Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "CBRE GLOBAL REAL ESTATE INCOME FUND" AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF STATUTORY TRUST REGISTRATION, FILED THE SIXTH DAY OF NOVEMBER, A.D. 2003, AT 5:32 O`CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "ING CLARION GLOBAL REAL ESTATE INCOME FUND" TO "CBRE CLARION GLOBAL REAL ESTATE INCOME FUND", FILED THE FIRST DAY OF JULY, A.D. 2011, AT 2:01 O`CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "CBRE CLARION GLOBAL REAL ESTATE INCOME FUND" TO "CBRE GLOBAL REAL ESTATE INCOME FUND", FILED THE SEVENTH DAY OF OCTOBER, A.D. 2021, AT 2:54 O`CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE

Jeffrey W. Bullock, Secretary of State

SECRETARY'S OFFICE
DELAWARE

3725378 8100H
SR# 20230578912

Authentication: 202741021
Date: 02-17-23

AFORESAID STATUTORY TRUST, "CBRE GLOBAL REAL ESTATE INCOME FUND".

Jeffrey W. Bullock, Secretary of State

CERTIFICATE OF TRUST

OF

ING CLARION GLOBAL REAL ESTATE INCOME FUND

The undersigned, the sole trustee of ING Clarion Global Real Estate Income Fund, desiring to form a statutory trust pursuant to the Delaware Statutory Trust Act, 12 Del. C. § 3810, hereby certifies as follows:

1. The name of the statutory trust is ING Clarion Global Real Estate Income Fund (the "Trust").

2. The business address of the registered office of the Trust is The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801. The name of the Trust's registered agent at such address is The Corporation Trust Company.

3. Pursuant to the § 3807(b) of the Delaware Statutory Trust Act, notice is hereby given that the Trust will become a registered investment company under the Investment Company Act of 1940, as amended.

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:32 PM 11/06/2003
FILED 05:32 PM 11/06/2003
SRV 030715302 - 3725378 FILE

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust as of this 6th day of November, 2003.

T. Ritson Ferguson
Sole Trustee

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF TRUST

Pursuant to Title 12, Section 3810(b) of the Delaware Statutory Trust Act, the undersigned Trust executed the following Certificate of Amendment:

1. Name of Statutory Trust: ING Clarion Global Real Estate Income Fund

2. The Certificate of Trust is hereby amended as follows:

   FIRST: That the name of the Trust is changed from "ING Clarion Global Real Estate Income Fund" to "CBRE Clarion Global Real Estate Income Fund".

3. This certificate of Amendment shall be effective July 1, 2011.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 1st day of July, 2011.

/s/ John Bartholdson
John Bartholdson
Trustee

/s/ T. Ritson Ferguson
T. Ritson Ferguson
Trustee

/s/ Frederick S. Hammer
Frederick S. Hammer
Trustee

/s/ Asuka Nakahara
Asuka Nakahara
Trustee

/s/ Richard L. Sutton
Richard L. Sutton
Trustee

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:05 PM 07/01/2011
FILED 02:01 PM 07/01/2011
SRV 110786737 - 3725378 FILE

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:54 PM 10/07/2021
FILED 02:54 PM 10/07/2021
SR 20213455796 - File Number 3725378

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF TRUST

Pursuant to Title 12, Section 3810(b) of the Delaware Statutory Trust Act, the undersigned Trust executed the following Certificate of Amendment:

1. Name of Statutory Trust: CBRE Clarion Global Real Estate Income Fund

2. The Certificate of Amendment to the Certificate of Trust is hereby amended as follows:

The name of the Trust is changed from "CBRE Clarion Global Real Estate Income Fund" to "CBRE Global Real Estate Income Fund."

[set forth amendment(s)]

3. (Please complete with either **upon filing** or it may be a ***future effective date*** that is within 90 days of the file day). This Certificate of Amendments shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 30th day of September, 2021 A.D.

By: T. Ritson Ferguson, Trustee, President and Chief Executive Officer